Alkermes 2024: Profitable, Pure-play Neuroscience Company Richard Pops Chief Executive Officer 42nd Annual J.P. Morgan Healthcare Conference January 2024 Exhibit 99.1

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its current and future financial and operating performance, business plans or prospects, including its expected cash generation, revenue and growth drivers, expectations of profitability and potential return of capital to shareholders; the potential therapeutic and commercial value of the company’s marketed products and development candidates; expectations regarding patent life for VUMERITY®; the company’s expectations regarding plans and timelines for further clinical development activities, including for ALKS 2680, study timelines, design and dose selection; and the company’s plans to advance and expand its neuroscience pipeline. The company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the unfavorable outcome of arbitration or litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the company’s products or products using the company’s proprietary technologies; the company’s commercial activities may not result in the benefits that the company anticipates; clinical development activities may not be completed on time or at all; the results of the company’s development activities, including those related to ALKS 2680, may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the company’s development activities; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the company’s regulatory approval strategies or components of the company’s marketing applications and may make adverse decisions regarding the company’s products; the company and its licensees may not be able to continue to successfully commercialize their products or support growth of such products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to government payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Note Regarding Trademarks: The company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, VIVITROL®, and LYBALVI®. INVEGA SUSTENNA® is a registered trademark of Johnson & Johnson or its affiliated companies. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Alkermes 2024: Profitable, Pure-play Neuroscience Company >$1B commercial business driven primarily by 4 core products* Proven development capabilities with advancing neuroscience pipeline Positioned for sustained profitability and significant cash generation *Based on revenues from VIVITROL®, ARISTADA®, VUMERITY® and LYBALVI® for twelve months ended Sept. 30, 2023

2023 Accomplishments Enabled Repositioning of Alkermes and Established Strong Foundation for Growth *Based on nine months ended Sept. 30, 2023 compared to the same period in the prior year Generated ALKS 2680 initial clinical proof-of-concept data in patients with narcolepsy type 1 Completed separation of the oncology business Continued focus on operational efficiency including recent agreement to divest Athlone, Ireland manufacturing facility Grew proprietary commercial product portfolio net sales by 20%* year-over-year Successfully settled VIVITROL® patent litigation Prevailed in Janssen arbitration; Raised 2023 financial expectations

2024 Strategic Priorities Driven by 4 core products and streamlined operating structure Initiate phase 2 program Advance internal development candidates and explore external pipeline opportunities Deliver strong commercial growth and profitability Advance orexin 2 receptor agonist program Expand neuroscience pipeline Plan for significant cash generation Continue focus on capital allocation, including potential opportunities to return capital to shareholders

>$1B Commercial Business Primarily Driven by 4 Core Products

Topline Growth and Diversification Reflect Evolving Business *Inclusive of ARISTADA INITIO® **Licensed product (royalty & manufacturing revenue) †R12M = Rolling Twelve Months Key Product Revenues ($M) $574 $715 $893 $1,022 †

LYBALVI®: Oral Treatment Option for Schizophrenia and Bipolar I Disorder Once-daily, oral atypical antipsychotic composed of olanzapine, an established antipsychotic agent, and samidorphan, a new chemical entity Indicated for the treatment of: Schizophrenia in adults Bipolar I disorder in adults Acute treatment of manic or mixed episodes as monotherapy and as adjunct to lithium or valproate Maintenance monotherapy treatment Full prescribing information for LYBALVI, including Boxed Warning, may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

LYBALVI® Launch Growth Trends *Source: IQVIA NPA Weekly; IQVIA SOB Sep’23 R3M Post-Launch Weekly TRx* (Through 12/22/2023) Week LYBALVI Quarterly Net Sales ($M)

60% of patients reported an adverse event (AE) Most AEs were mild to moderate in severity Most common AEs reported (>5%) were weight gain, headache, anxiety, insomnia, somnolence, nausea and weight decrease Mean change in Clinical Global Impression of Severity (CGI-S) scale from baseline of -0.28 Mean change in body weight from baseline of +1.47 kg and observed mean change in waist circumference from baseline of +0.61 cm Including HDL cholesterol, LDL cholesterol, triglycerides, fasting glucose, and HbA1c LYBALVI®: Long-Term, Open-Label Extension Study Builds on Real World Experience* Long-term treatment with LYBALVI for up to 4 years highlights its potential as a foundational treatment for appropriate patients with schizophrenia and bipolar I disorder Minimal changes in lipid and glycemic parameters† Safety profile consistent with previous studies Stability of symptoms† Minimal changes in body weight and waist circumference† Study Overview: Assessed the long-term safety, tolerability and durability of treatment effect of LYBALVI for up to 4 years 523 patients with schizophrenia, schizophreniform or bipolar I disorder who received at least one dose of LYBALVI 35.9% of patients completed 4 years of treatment *For full press release announcing results https://investor.alkermes.com/news-releases/news-release-details/alkermes-announces-topline-results-long-term-open-label-safety †Baseline based on 523 patients who completed a prior phase 3 trial with LYBALVI and who had enrolled in the study and received ≥1 dose of LYBALVI. Changes compared to baseline based on patients who completed 4 years of open-label treatment.

ARISTADA®: LAI for the Treatment of Schizophrenia With Dosing Flexibility *ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA. The first ARISTADA dose may be administered on the same day as ARISTADA INITIO or up to 10 days thereafter. Full prescribing information for ARISTADA, including Boxed Warning, may be found at www.aristada.com/downloadables/ARISTADA-PI.pdf ARISTADA Annual Net Sales** ($M) **Inclusive of ARISTADA INITIO®; †R12M = Rolling Twelve Months Long-acting injectable (LAI) atypical antipsychotic indicated for the treatment of schizophrenia in adults Novel molecular entity designed to address the real-world needs of patients and providers Ability to fully dose on day one for up to two months with ARISTADA INITIO® regimen* $241 $275 $302 $324 †

VIVITROL®: LAI for the Treatment of Alcohol Dependence and Opioid Dependence VIVITROL Annual Net Sales ($M) Extended-release opioid antagonist provides therapeutic levels of naltrexone for a one-month period Indicated for the treatment of alcohol dependence (AD) in patients able to abstain from alcohol in an outpatient setting prior to initiation of treatment with VIVITROL Indicated for the prevention of relapse to opioid dependence (OD), following opioid detoxification $311 $344 $380 $400 Full prescribing information for VIVITROL may be found at www.vivitrol.com/content/pdfs/prescribing-information.pdf. Treatment with VIVITROL should be part of a comprehensive management program that includes psychosocial support. †R12M = Rolling Twelve Months †

VUMERITY® Offers Long-Term Revenue Growth Opportunity VUMERITY Royalty & Manufacturing Revenue ($M) $23 $87 $115 $128 Novel oral fumarate for the treatment of relapsing forms of multiple sclerosis (MS) Biogen holds exclusive, worldwide license to commercialize 15% royalty to Alkermes on worldwide net sales Discovered and developed by Alkermes Composition of matter patent extends into 2033* *Subject to Paragraph IV litigation related to an abbreviated new drug application seeking FDA approval of a generic version. † †R12M = Rolling Twelve Months

Proven Drug Development Capabilities with Advancing Neuroscience Pipeline

Proven Neuroscience Drug Development Capabilities Enabled by established capabilities in: Neuroscience drug development expertise has yielded multiple commercial products: Molecular Design Medicinal Chemistry Translational Medicine Clinical Development Regulatory Science Medical Affairs VUMERITY is licensed to and commercialized exclusively by Biogen

Orexin Dysfunction: Well Defined Opportunity in Narcolepsy and Other Sleep Disorders In narcolepsy, low orexin levels lead to inconsistent neurotransmitter release, resulting in excessive sleepiness and poor regulation of REM sleep Narcolepsy (types 1 and 2) affects ~200,000 people in U.S. and 3M people globally1 70% of people with narcolepsy have narcolepsy type 12 (NT1), distinguished by: Cataplexy, a sudden muscle weakness triggered by strong emotions Low or no orexin in the brain People with narcolepsy type 2 experience excessive daytime sleepiness but not cataplexy and generally have normal levels of orexin Genetic and pharmacologic evidence suggests that orexin receptor agonists, especially OX2R agonists, may be useful for mechanistic therapy of narcolepsy3 Figure from: Scammell, T E, and Saper, C B. Nature medicine. 2007;13:126-8 1 Global Narcolepsy Drugs Market, Forecast 2019-2025.  Allied Market Research 2 Swick TJ. Treatment paradigms for cataplexy in narcolepsy: past, present, and future. Nat Sci Sleep. 2015;7:159-169 3 Nagahara T. Design and Synthesis of Non-Peptide, Selective Orexin Receptor 2 Agonists. J. Med. Chem. 2015;58:7931–7937 OX2R: orexin 2 receptor

OX2R: Molecular Design Challenge and Optimization Parameters

OX2R: Molecular Design Challenge and Optimization Parameters Potential pharmaceutical profiles are for illustrative purposes only and do not represent any specific development candidate

OX2R: Molecular Design Challenge and Optimization Parameters ALKS 2680 Investigational oral orexin 2 receptor agonist for the treatment of narcolepsy designed for: Improved wakefulness duration and quality PK/PD profile that mirrors natural sleep/wake cycle Cataplexy control Low therapeutic dose with once-daily oral dosing Acceptable safety profile with wide therapeutic window Potential pharmaceutical profiles are for illustrative purposes only and do not represent any specific development candidate

ALKS 2680: Investigational Oral Orexin 2 Receptor Agonist for the Treatment of Narcolepsy

ALKS 2680 is a highly potent, selective OX2R agonist

- ≥10 fold more potent than orexin A[a]
- >5,000-fold selectivity relative to OX1R[a]

ALKS 2680 initial phase 1 data demonstrated desired pharmaceutical properties:

- Orally bioavailable
- PK profile supportive of once-daily dosing
- Mimics natural sleep/wake cycle
- Half life of 8-10 hours

Program Status

- ☐ Phase 1b proof-of-concept study underway
  - ✓ Recently completed phase 1b NT1 cohort
  - ✓ Phase 2 NT1 doses selected
  - ☐ Phase 1b NT2 and IH proof-of-concept data expected H1 2024
  - ☐ Phase 2 NT2 dose selection
- ☐ Phase 2 NT1 study initiation expected H1 2024

[a]Data from preclinical studies using CHO (Chinese hamster ovary) cells.

OX1R: orexin 1 receptor; OX2R: orexin 2 receptor; PK: pharmacokinetic; NT1: narcolepsy type 1; NT2: narcolepsy type 2; IH: idiopathic hypersomnia

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ALKS 2680: First-in-Human Data Presented at 2023 World Sleep Meeting Single- and multiple- ascending dose study safety and tolerability data (n=80) Initial proof-of-concept data in patients with Narcolepsy Type 1 (n=4)

ALKS 2680: Results From Full NT1 (n=10) Cohort Support Advancement to Phase 2 Efficacy Statistically significant and clinically meaningful improvement of maintenance of wakefulness test (MWT) scores at each dose level (1 mg, 3 mg, 8 mg) Dose-dependent magnitude and durability of effect Dose range for phase 2 selected 4 mg, 6 mg, and 8 mg Dose range designed to accommodate expected and observed heterogeneity in baseline sleep latency scores and responses Administered once daily in the morning Safety and Tolerability Generally well tolerated at all doses tested Treatment-emergent adverse events (TEAEs) were transient, self-resolving and mild in severity, with one moderate case of nausea which resolved with food intake No serious AEs or AEs leading to discontinuation AEs generally consistent with initial four NT1 subjects New drug-related TEAEs included nausea, decreased appetite and elevated heart rate No occurrence of treatment-emergent liver enzyme elevations No occurrence of visual disturbances No drug-related, treatment-emergent, clinically meaningful changes in laboratory parameters or adverse changes in ECGs

ALKS 2680: Advancing Into Phase 2 in 2024 Planned Narcolepsy Type 1 Phase 2 Design

Phase 2 Designed to Capture Standard Endpoints and Exploratory Measures Planned Primary and Secondary Assessments Maintenance of Wakefulness Test (MWT) Change from baseline in average sleep latency on MWT over 8 hours 40-minute EEG-based test administered every two hours Epworth Sleepiness Scale Widely used in field of sleep medicine as subjective measure of sleepiness List of eight situations in which patients rate tendency to become sleepy on scale of 0 (no chance of dozing), to 3 (high chance of dozing); total score based on scale of 0 to 24 Weekly cataplexy rates Captured in patient diaries Key Exploratory Measures Patient reported outcomes Focused on quality of wakefulness and overall quality of life Nighttime polysomnography Measures of sleep architecture and quality Actigraphy and sleep diaries

Building a Neuroscience Development Pipeline That Leverages Alkermes’ Capabilities Orexin 2 pathway activation Narcolepsy Other excessive daytime sleepiness disorders Other neuropsychiatric disorders Other internal neuroscience candidates Psychiatry and neurology Chemistry and preclinical evaluation underway Potential externally-sourced pipeline candidates R&D Framework Strong biological rationale Challenging molecular design Clear clinical pathway with early proof-of-concept Aligns with Alkermes’ expertise Advances standard of care

Positioned for Sustained Profitability and Significant Cash Generation

Commercial Performance and Efficient Cost Structure Expected to Drive Meaningful Profitability

2024 Key Financial Expectations:

Revenues

- Continued growth of proprietary commercial products revenue
- INVEGA SUSTENNA® U.S. royalty expiration in August 2024

Operating Expenses

- R&D expense savings of ~$150M compared to 2023 following separation of oncology business in November 2023

Balance Sheet

- Starting 2024 with ~$800M in cash and investments
- Sale of Athlone manufacturing facility expected to close mid-year
  - Entitled to a one-time cash payment of $92.5 million† for the facility and related assets
  - Expected to be operating cost neutral in 2024

Key 2024 Financial Metrics **

>$1B Proprietary product net sales

~30% EBITDA margin*

*The company is not providing reconciliations of, or comparable measures prepared in accordance with generally accepted accounting principles in the U.S. ("GAAP") for, forward-looking non-GAAP profitability measures because the comparable GAAP measures are not determinable without unreasonable efforts due to the inherent difficulty in forecasting and quantifying certain future financial amounts necessary for such reconciliations, which amounts could have a significant impact on the company's future financial results, including the comparable GAAP financial measures.

† Aggregate purchase price and closing date subject to adjustments and certain closing conditions, respectively.

**These expectations were provided by the Company on Jan. 8, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

EBITDA: Earnings before interest, tax, depreciation, amortization; earnings include share-based compensation expense.

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© 2024 Alkermes. All rights reserved.

2024 Strategic Priorities Driven by 4 core products and streamlined operating structure Initiate phase 2 program Advance internal development candidates and explore external pipeline opportunities Deliver strong commercial growth and profitability Advance orexin 2 receptor agonist program Expand neuroscience pipeline Plan for significant cash generation Continue focus on capital allocation, including potential opportunities to return capital to shareholders

www.alkermes.com